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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               December 14, 2000

               Date of Report (Date of earliest event reported)


                      MICROWAVE TRANSMISSION SYSTEMS, INC.

            (Exact name of registrant as specified in its charter)


            TEXAS                     000-30722                 75-2197372
(State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)               Number)               Identification No.)


        541 STERLING DRIVE
         RICHARDSON, TEXAS                                         75081
(Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code:  (972) 669-0591


       (Former name or former address, if changed since last report): N/A

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ITEM 5.  OTHER EVENTS

    On December 14, 2000, the Board of Directors (the "Board") of Microwave Transmission Systems, Inc. (the "Company") held a special meeting. The Board amended the Company's Bylaws to allow the Board to create and fill as many new directorships as the Board may deem necessary during the period between any two successive annual meetings of shareholders.

    In conjunction with the amendment of the Company's Bylaws, the Board created four new directorships and elected the following four persons to fill the vacancies so created to serve until the next annual meeting of the shareholders of the Company or until their respective successors are duly elected and qualified:

    David Story
    Susan King
    Carl Moore
    S. Kerry Tassopoulos


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      NOT APPLICABLE.

(b)      NOT APPLICABLE.

(c)      EXHIBITS.

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  99.1     Press Release to be issued by the Registrant dated December 15, 2000
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      December 14, 2000      MICROWAVE TRANSMISSOIN SYSTEMS, INC.

                                  By:  /s/ P. David Spurlin
                                     -------------------------------------------
                                  Name:    P. David Spurlin
                                  Title:   President and Chief Executive Officer

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                               INDEX TO EXHIBITS

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
 99.1       Press Release to be issued by the Registrant dated December 15, 2000
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